[LOGO]

ANNUAL REPORT

December 31, 1996

W-2062 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101
612-222-8478

TO OUR SHAREHOLDERS:
FOURTH QUARTER RESULTS

    With the continuing strength of the stock market and some improvement in the bond market, the fourth quarter of 1996 turned out to be the best quarter of the year for the Income Fund. Based on a December 31, 1996 net asset value of $73.68 per share, the Fund generated a total investment return of 6.6% for the final quarter after adjustment for the reinvestment of cash dividends and capital gain distributions. Comparable fourth quarter investment returns for the Standard & Poor's 500 Stock Index and Lehman Brothers Gov't/Corp. Bond Index were 8.4% and 3.1%, respectively.

    The economy continued to perform extremely well during the fourth quarter. Real Gross Domestic Product increased at a surprisingly strong 4.7% (preliminary basis) due in large part to a 3.4% pick-up in consumer spending. Other factors contributing to the relatively strong showing were a 22.5% gain in commercial construction and a 25.5% rise in exports of goods and services. The "core" rate of inflation remained fairly stable although the total rate increased somewhat more because of higher food and energy prices. Interest rates remained pretty steady during the quarter despite the faster than expected rate of economic growth. Corporate profits are estimated to have increased at an above trend rate in the low "double digits" in response to continued productivity improvement.

    The strength in the stock market seemed to be centered more on large capitalization growth issues as opposed to smaller capitalization issues or issues of companies more sensitive to the vagaries of the business cycle. In this regard, some of the stronger groups included technology (semiconductors), financials (banks and insurance) and energy (oil service). The weakest groups included basic industries (chemicals, metals and forest products), capital goods (machinery) and consumer cyclicals (retailing). Individual holdings within the Fund that did the best included Graco (+30.7%), National Computer Systems (+24.4%) and Merrill Lynch (+23.7%) while Deluxe (-13.2%), Hershey Foods (-12.9%) and Ingersoll-Rand (-6.3%) fared the worst.

FULL YEAR 1996 IN REVIEW

    Looking back over the past year, the Income Fund set a number of records just like the overall stock market. The total investment return for the full year reached 17.9% after adjustment for the reinvestment of cash dividends and capital gain distributions. This compared to returns of 23.0% for the Standard & Poor's Stock Index and 2.9% for the Lehman Brother Gov't/ Corp. Bond Index. The Fund did relatively well compared to other balanced mutual funds as represented by a CDA/Wiesenberger universe of 314 funds which produced an average return of 13.2% in 1996.

    The near perfect stock market environment of recent years continued in 1996. Full year real GDP rose at a moderate 2.5% rate compared to 2.0% the previous year. Inflation remained well contained with the GDP deflator pretty stable at 2.1% and the Consumer Price Index inching up only slightly to 3.3%. Corporate profits again grew nicely at around 10% in response to steady demand growth and continuing productivity improvement. Historically high net investment in mutual funds provided the liquidity to move stock prices higher in the absence of more attractive investment alternatives.

1997 OUTLOOK

    The very favorable trends in evidence last year give every indication of continuing in 1997 with no serious imbalances as yet apparent in the economy. Even concerns over the build-up in consumer debt seem to be waning as job creation remains good, personal income continues to grow and delinquencies appear manageable. In fact, recent figures suggest the savings rate has also increased as the pick-up in consumer spending has lagged a faster growth in personal income. One area of potential disappointment could be exports which will be affected by the strengthening dollar at some point. The profitability of those corporations with significant international exposure will also be impacted. However, other factors such as economic growth both here and abroad and productivity improvement are expected to be strong enough to allow corporate earnings to increase at a quite respectable rate in the high "single digits".

    The outlook for the bond market would appear reasonably promising given the prospect of continuing moderate economic growth without any significant increase in inflation. Without any noticeable increase in wage pressures or unexpected developments which would affect the cost of food or energy, the Federal Reserve seems unlikely to take any action to increase interest rates over the near term. Consequently, bond investments are expected to at least earn their coupon rates while offering some opportunity for modest appreciation, especially in longer term maturities.

    While the stock market has shown significant appreciation over the past couple of years, valuation levels still do not appear unduly excessive given our forecast for continuing growth in corporate earnings and a positive outlook for interest rates. Currently valued at some 18 times estimated 1997 operating earnings, the S & P 500 still sells in line with other past periods of low inflation (2.5% or below). Consequently, we remain constructive on the outlook for stock prices even though valuation levels are not cheap and market volatility seems likely to increase at these higher levels.
                                                                William B. Frels
                                                                       President

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      COMPARISON OF CHANGE IN
    VALUE OF $10,000 INVESTMENT
    IN FUND, S&P 500 INDEX, AND
      THE CONSUMER PRICE INDEX
                                           Fund        S&P        CPI
1986                                      10000      10000      10000
1987                                      10172      10520      10370
1988                                      11586      12266      10795
1989                                      13633      16142      11313
1990                                      13819      15626      11924
1991                                      17395      20392      12425
1992                                      18414      21962      12798
1993                                      20412      24180      13143
1994                                      19987      24494      13498
1995                                      25992      33690      13836
1996                                      30652      41432      14292
AVERAGE ANNUAL TOTAL RETURN
1 Year                                   5 Year    10 Year                           PAST INVESTMENT RESULTS SHOULD NOT
17.90%                                   12.00%     11.90%                       BE TAKEN AS NECESSARILY REPRESENTATIVE
                                                                                                 OF FUTURE PERFORMANCE.

                              FINANCIAL HIGHLIGHTS

            (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
               CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED DECEMBER 31
                                       1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                      ----------------------------------------------------------------------------------------

PER SHARE
Net asset value, beginning of year    $ 65.39  $ 52.42  $ 56.38  $ 53.82  $ 53.34  $ 44.11  $ 45.78  $ 41.39  $ 39.08  $ 42.53
Investment operations:
  Net investment income                  2.19     2.01     2.09     2.00     2.00     1.98     2.12     2.13     2.24     2.00
  Net realized and unrealized gains
   (losses) on investments               9.38    13.55   (3.25)     3.79     1.07     9.24   (1.53)     5.07     3.14   (1.16)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total from investment operations        11.57    15.56   (1.16)     5.79     3.07    11.22     0.59     7.20     5.38     0.84
Less distributions:
  Dividends (from net investment
   income)                             (2.20)   (2.04)   (2.06)   (1.98)   (1.99)   (1.99)   (2.13)   (2.15)   (2.23)   (2.11)
  Distributions (from capital gains)   (1.08)   (0.55)   (0.74)   (1.25)   (0.60)        -   (0.13)   (0.66)   (0.84)   (2.18)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total distributions                    (3.28)   (2.59)   (2.80)   (3.23)   (2.59)   (1.99)   (2.26)   (2.81)   (3.07)   (4.29)
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net asset value, end of year          $ 73.68  $ 65.39  $ 52.42  $ 56.38  $ 53.82  $ 53.34  $ 44.11  $ 45.78  $ 41.39  $ 39.08
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------

TOTAL INVESTMENT RETURN                 17.9%    30.0%   (2.1)%    10.9%     5.9%    25.9%     1.4%    17.7%    13.9%     1.7%
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                      -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
NET ASSETS, END OF YEAR (000'S
 OMITTED)                              20,565   16,979   12,973   13,442   11,536   10,676    8,075    7,886    6,570    5,772

RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to average net
   assets                               1.08%    1.12%    1.11%    1.06%    1.13%    1.25%    1.20%    1.22%    1.22%    1.20%
  Ratio of net investment income to
   average net assets                   3.16%    3.47%    3.80%    3.50%    3.72%    4.02%    4.78%    4.78%    5.33%    4.43%

  Portfolio turnover rate               8.25%    3.95%   17.28%   24.10%   16.12%   24.37%   20.15%   14.18%   25.83%   20.83%
  Average commission rate paid        $ .1201        -        -        -        -        -        -        -        -        -

                      STATEMENT OF ASSETS AND LIABILITIES
                              AT DECEMBER 31, 1996

ASSETS
  Investments as annexed, at market value (cost
   $9,265,739)                                                       $17,327,504
  U.S. Governments (cost $2,693,453)                                  2,691,969
  Cash                                                                  432,996
  Dividends and interest receivable                                     123,196
  Receivables for securities sold, not yet delivered                          0
  Prepaid expense                                                             0
                                                                     ----------
                                                                     $20,575,665
LIABILITIES
  Accrued management fee                                     10,277
  Accrued custodian and transfer agent fee                      374
  Payable for securities purchased, not yet received              0      10,651
                                                         ----------  ----------
NET ASSETS
  Equivalent to $73.68 per share on 279,117 shares
   outstanding                                                       $20,565,014
                                                                     ----------
                                                                     ----------
NET ASSETS CONSIST OF:
  Capital stock                                                      $   27,912
  Additional paid-in capital                                         12,417,826
  Accumulated undistributed net investment income                        70,526
  Accumulated undistributed net realized gain (loss) on
   investment transactions                                              (11,531)
  Net unrealized appreciation (depreciation) of
   investments                                                        8,060,281
                                                                     ----------
TOTAL NET ASSETS                                                     $20,565,014
                                                                     ----------
                                                                     ----------
CAPITAL STOCK (par value $.10 a share)
  Shares authorized                                                  10,000,000
                                                                     ----------
                                                                     ----------

SEE ACCOMPANYING NOTES.

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1996

FIXED INCOME SECURITIES

                                                                         Market
  Face                                                                   Value
 Amount                Security Description                    Cost      [Note 2(a)]
----------------------------------------------------------  -----------  ------------
        U.S. TREASURY & FEDERAL AGENCY OBLIGATIONS 13.1%
$200,000 U.S. Treasury Notes 7.125% 9/30/99                 $   197,172  $    205,500
 250,000 Federal Home Loan Bank 6.01% 12/04/98                  250,000       249,063
 250,000 Federal Home Loan Bank 7.03% 5/21/01                   250,000       252,188
 250,000 Federal Home Loan Bank 7.48% 6/28/01                   250,000       252,025
 250,000 Federal Home Loan Bank 7.42% 7/08/03                   250,000       254,062
 250,000 Federal Home Loan Bank 7.20% 9/11/03                   250,000       250,312
 250,000 Federal Home Loan Mortgage Corporation 7.00%
         3/24/03                                                250,000       250,297
 250,000 Federal Home Loan Mortgage Corporation 7.30%
         7/27/05                                                250,000       248,350
 250,000 Federal Home Loan Mortgage Corporation 7.00%
         3/13/06                                                250,000       244,500
 250,000 Federal National Mortgage Association 6.67%
         2/06/06                                                249,531       241,797
 250,000 Federal National Mortgage Association 7.15%
         11/03/10                                               246,750       243,875
                                                            -----------  ------------
                                                              2,693,453     2,691,969
        OTHER NON-CONVERTIBLE BONDS 9.6%
 250,000 Dupont (E.I.) de Nemours & Company 6.00% 12/1/01       249,750       245,312
 250,000 Household Finance Corp. 7.00% 2/15/03                  250,000       251,698
 265,000 J. C. Penney & Co. 6.00% 5/01/06                       239,613       245,170
 250,000 Merrill Lynch and Co., Inc. 7.00% 4/27/08              247,978       249,117
 250,000 General Foods Corporation 7.00% 6/15/11                240,000       240,988
 200,000 Ford Motor Company Debentures 9.50% 9/15/11            199,836       239,010
 250,000 Goldman Sachs & Company 8.00% 3/01/13                  256,025       258,230
 250,000 Allstate Corp. 7.50% 6/15/13                           218,937       250,215
                                                            -----------  ------------
                                                              1,902,139     1,979,740
        CONVERTIBLE BONDS 4.5%
 150,000 General Signal Corporation 5.75% 6/01/02               147,375       159,000
 150,000 Cray Research, Inc. 6.125% 2/01/11                     101,000       118,688
 250,000 Noram Energy 6.00% 3/15/12                             150,600       215,625
 150,000 Ashland, Inc. 6.75% 7/01/14                            144,000       154,500
 250,000 Cooper Industries, Inc. 7.05% 1/01/15                  240,892       267,500
                                                            -----------  ------------
                                                                783,867       915,313

                                                                         Market
  Face                                                                   Value
 Amount                Security Description                    Cost      [Note 2(a)]
----------------------------------------------------------  -----------  ------------
        NON-CONVERTIBLE AND CONVERTIBLE PREFERRED STOCK 7.3%
$  6,000 Bankers Trust New York Corporation $1.91           $   144,495  $    153,000
   6,000 Barclays Bank PLC, Series E $2.00                      150,000       149,250
   5,000 The Bear Stearns Companies, Inc. Pf, Series C
         $1.90                                                  125,000       126,875
   8,000 Boatman's Bancshares Pfd $1.75                         243,245       448,000
   5,000 Community First Bankshares, Inc. $1.75                 125,000       215,000
   2,500 J. P. Morgan & Co., Series A, Adj Rate Pf $5.00        143,720       202,500
   4,000 Provident Life & Accident Insurance Co. Pf $2.025      100,000       103,000
   2,000 St. Paul Capital Pf $3.00                              100,000       110,750
                                                            -----------  ------------
                                                              1,131,460     1,508,375
                                                            -----------  ------------
        TOTAL FIXED INCOME SECURITIES 34.5%                 $ 6,510,919  $  7,095,397
                                                            -----------  ------------
                                                            -----------  ------------

COMMON STOCK

 Number                                                                  Market
   of                                                                    Value
 Shares                Security Description                    Cost      [Note 2(a)]
----------------------------------------------------------  -----------  ------------
        BASIC INDUSTRIES 7.2%
   5,000 Cooper Industries, Inc.                            $   171,431  $    210,625
   3,802 Delta Air Lines, Inc.                                  262,308       269,467
  12,000 Graco Inc.                                             147,460       294,000
   5,000 Ingersoll-Rand Company                                  61,341       222,500
   8,000 Pentair, Inc.                                           51,782       258,000
   5,000 Weyerhaeuser Company                                   135,368       236,875
                                                            -----------  ------------
                                                                829,690     1,491,467
        CONSUMER 10.7%
   7,000 American Greetings Class A                             189,500       198,625
   5,000 Briggs & Stratton Corporation                           61,116       220,000
   6,000 Deluxe Corp.                                           164,591       196,500
   5,000 Dow Jones & Company, Inc.                              171,125       169,375
   2,000 Eastman Kodak Company                                   53,573       160,500
   3,000 General Mills, Inc.                                    151,030       190,875
   4,000 Genuine Parts Company                                  112,272       178,000
   6,000 Hershey Foods Corporation                              146,610       262,500
   8,000 Hormel (Geo. A.) & Company                             166,210       215,000
  10,000 Jostens, Inc.                                          199,575       211,250
  10,000 Sturm, Ruger &Co., Inc.                                 42,220       193,750
                                                            -----------  ------------
                                                              1,457,822     2,196,375

 Number                                                                  Market
   of                                                                    Value
 Shares                Security Description                    Cost      [Note 2(a)]
----------------------------------------------------------  -----------  ------------
        ENERGY 6.8%
   4,000 Amoco Corporation                                  $   140,723  $    322,500
   2,000 Exxon Corporation                                       20,793       196,000
   2,500 Mobil Corporation                                       54,750       305,625
   5,000 Murphy Oil Corporation                                 139,408       278,125
   3,000 Schlumberger, Limited                                  105,048       299,625
                                                            -----------  ------------
                                                                460,722     1,401,875
        FINANCIAL 15.4%
   5,000 American Express Company                                99,215       282,500
   5,000 First Bank System, Inc.                                 58,358       341,250
   5,000 Firstar Corp.                                          163,175       262,500
   3,375 Jefferson-Pilot Corp.                                   60,323       191,109
   6,000 Merrill Lynch & Co., Inc.                               99,319       489,000
   4,000 J.P. Morgan & Co., Inc.                                102,082       390,500
  20,000 Norwest Corporation                                     94,825       870,000
   6,000 ReliaStar Financial Corp.                              110,625       346,500
                                                            -----------  ------------
                                                                787,922     3,173,359
        HEALTH CARE 9.0%
   1,000 Allegiance Corp.                                         5,773        27,625
   6,000 American Home Products Corporation                     182,542       351,750
   5,000 Baxter International Inc.                               70,751       205,000
   4,000 Bristol-Myers Squibb Company                           205,562       436,000
  10,000 Pfizer Inc.                                            136,357       830,000
                                                            -----------  ------------
                                                                600,985     1,850,375
        TECHNOLOGY 10.2%
   5,000 AMP Incorporated                                       133,605       191,875
   6,000 Corning Inc.                                           161,970       277,500
   3,000 Emerson Electric Co.                                   128,697       290,625
   5,000 Honeywell Inc.                                          90,716       328,750
   2,000 International Business Machines Corporation             96,740       303,000
  10,000 MTS Systems Corporation                                 81,500       200,000
   3,000 Minnesota Mining & Manufacturing Company                75,000       249,000
  10,000 National Computer Systems, Inc.                        121,380       255,000
                                                            -----------  ------------
                                                                889,608     2,095,750

 Number                                                                  Market
   of                                                                    Value
 Shares                Security Description                    Cost      [Note 2(a)]
----------------------------------------------------------  -----------  ------------
        UTILITIES 3.5%
   7,000 GTE Corporation                                    $    96,007  $    317,625
   5,000 Texas Utilities Company                                183,482       203,750
   6,000 U S West Communications                                142,035       193,500
                                                            -----------  ------------
                                                                421,524       714,875
                                                            -----------  ------------
        TOTAL COMMON STOCK 62.8%                              5,448,273    12,924,076
                                                            -----------  ------------
        TOTAL INVESTMENTS 97.3%                             $11,959,192    20,019,473
                                                            -----------
                                                            -----------
        OTHER ASSETS IN EXCESS OF
        LIABILITIES 2.7%                                                      545,541
                                                                         ------------
        NET ASSETS 100.0%                                                $ 20,565,014
                                                                         ------------
                                                                         ------------

SEE ACCOMPANYING NOTES.

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
Income:
  Dividends                                                $ 417,047
  Interest                                                   378,837
                                                           ---------
                                             TOTAL INCOME               795,884

  Expenses:
    Investment advisory fees (NOTE 5)                      $ 113,288
    Transfer agent fees (NOTE 5)                              20,177
    Custodian fees                                             4,939
    Legal and audit fees                                      21,133
    Administrative fees                                       25,977
    Other fees and expenses                                   17,565
                                                           ---------
                                           TOTAL EXPENSES               203,079
                                                                      ---------
                                    NET INVESTMENT INCOME               592,805
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS (NOTE 4)
    Net realized gain on investments sold                    298,179
    Unrealized appreciation of investments                 2,237,463
                                                           ---------
                                  NET GAIN ON INVESTMENTS             2,535,642
                                                                      ---------
                   INCREASE IN NET ASSETS FROM OPERATIONS             $3,128,447
                                                                      ---------
                                                                      ---------

SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           YEAR ENDED DECEMBER 31
                                                              1996        1995
                                                           ----------------------
OPERATIONS
  Net investment income                                    $  592,805  $  518,531
  Net realized gains on investments sold                      298,179     122,640
  Unrealized appreciation of investments                    2,237,463   3,220,932
                                                           ----------  ----------
                   INCREASE IN NET ASSETS FROM OPERATIONS   3,128,447   3,862,103
NET EQUALIZATION CREDITS                                        2,499       4,113

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                 (592,863)   (528,266)
  Short-term (gain) loss distributed as ordinary income        (1,585)     20,648
  From net realized gains                                    (297,844)   (140,978)
                                                           ----------  ----------
                      TOTAL DISTRIBUTIONS TO SHAREHOLDERS    (892,292)   (648,596)

CAPITAL STOCK TRANSACTIONS
  Proceeds from shares sold                                 2,466,493   1,573,573
  Reinvestment of distributions from net investment
   income and net realized gains                              692,559     480,999
  Cost of shares redeemed                                  (1,811,445) (1,266,415)
                                                           ----------  ----------
                              INCREASE IN NET ASSETS FROM
                               CAPITAL STOCK TRANSACTIONS   1,347,607     788,157
                                                           ----------  ----------
                             TOTAL INCREASE IN NET ASSETS   3,586,261   4,005,777

NET ASSETS
  Beginning of year                                        16,978,753  12,972,976
                                                           ----------  ----------
  End of year (including undistributed investment income
   of $70,526 and $68,085, respectively)                   $20,565,014 $16,978,753
                                                           ----------  ----------
                                                           ----------  ----------
CHANGES IN CAPITAL STOCK
  Shares sold                                                  36,141      25,820
  Shares issued for reinvested distributions                    9,645       7,759
  Shares redeemed                                             (26,306)    (21,427)
                                                           ----------  ----------
                                   NET INCREASE IN SHARES      19,480      12,152
                                                           ----------  ----------
                                                           ----------  ----------

SEE ACCOMPANYING NOTES.

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996

Note 1 --   The fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide liberal current income and the possibility of modest long-term capital appreciation by investing in a diversified list of securities, including bonds, preferred and common stocks and securities convertible into common stock.
Note 2 --   Significant accounting policies of the Fund are as follows:
            (a) Market value of investments is based on the last reported sale price on December 31 for listed securities or the mean of the bid and asked price for other securities. Security transactions are recorded on the trade date, the date on which securities are purchased or sold.
                Dividend income is recognized on the ex-dividend date and interest income is recorded on the accrual basis. The cost of securities sold is determined based on the specific identification method.
            (b) No provision has been made for Federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal
                Revenue Code applicable to investment companies and to make distributions of income and security gains sufficient to relieve it from all or substantially all income taxes.
            (c) The Fund allows the accounting practice known as equalization. When
            Fund shares are issued or redeemed, the distributable net investment income per share is credited or charged to undistributed net investment income; therefore, undistributed net investment income per share is not affected by sales or redemptions.
Note 3 --   Purchases and sales of investment securities, excluding government and short-term securities, during the year ended December 31, 1996 aggregated $2,616,576 and $1,200,989, respectively.
Note 4 --   Net unrealized appreciation on investments for Federal income tax purposes aggregated $8,060,281, of which $8,085,915 related to appreciated investment securities and $25,634 related to depreciated investment securities. Aggregate cost of investments for Federal income tax purposes was $11,959,192.
Note 5 --   The investment advisory fees were paid to Mairs and Power, Inc., which is owned by individuals who are directors and officers of the Fund, for its services as investment adviser. Investment advisory fees were paid to the adviser pursuant to an advisory agreement approved by the directors of the Fund. The advisory fee is computed each month and is
            1/20 of one percent of the net asset value of the Fund on the last valuation day of the month. The transfer agent fees were also paid to
            Mairs and Power, Inc. who serves as transfer agent. Directors of the
            Fund not affiliated with Mairs and Power, Inc. received compensation for meetings attended totaling $4,725 in 1996. No compensation was paid to any other director or officer of the Fund.

                         REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders
Mairs and Power Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Mairs and Power Income Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mairs and Power Income Fund, Inc. at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with generally accepted accounting principles.

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January 14, 1997

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
                        SUMMARY OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------

This table covers a period of generally rising bond and common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may result from an investment made in the Fund today.

                                                                 PER SHARE
                                          --------------------------------------------------------
                                                         DISTRIBU-                    PERFORMANCE
                                                         TIONS OF       DIVIDENDS        OF AN
                   SHARES                                REALIZED       FROM NET        ASSUMED
                    OUT-      TOTAL NET    NET ASSET    SECURITIES     INVESTMENT     INVESTMENT
     DATES        STANDING      ASSETS       VALUE         GAINS         INCOME       OF $10,000*
---------------  -----------  ----------  -----------  -------------  -------------  -------------

Dec. 31, 1987       147,717   $5,772,298   $   39.08     $    2.18      $    2.11      $  10,172
Dec. 31, 1988       158,713   $6,569,555   $   41.39     $    0.84      $    2.23      $  11,586
Dec. 31, 1989       172,243   $7,886,058   $   45.78     $    0.66      $    2.15      $  13,632
Dec. 31, 1990       183,079   $8,075,488   $   44.11     $    0.13      $    2.13      $  13,818
Dec. 31, 1991       200,138   $10,676,264  $   53.34     $    0.00      $    1.99      $  17,394
Dec. 31, 1992       214,336   $11,535,822  $   53.82     $    0.60      $    1.99      $  18,413
Dec. 31, 1993       238,430   $13,441,576  $   56.38     $    1.25      $    1.98      $  20,411
Dec. 31, 1994       247,484   $12,972,976  $   52.42     $    0.74      $    2.06      $  19,986
Dec. 31, 1995       259,636   $16,978,753  $   65.39     $    0.55      $    2.04      $  25,989
Dec. 31, 1996       279,117   $20,565,014  $   73.68     $    1.08      $    2.20      $  30,650

*Assumes the reinvestment of all income dividends and capital gain distributions for a $10,000 investment made at the beginning of 1987.

--------------------------------------------------------------------------------

Note: No adjustment has been made for any income tax payable by stockholders on capital gains distributions accepted in shares.

Past investment results should not be taken as necessarily representative of future performance.

  AVERAGE ANNUAL TOTAL RETURNS--THE AVERAGE ANNUAL TOTAL RETURNS FOR THE FUND (PERIODS ENDED DECEMBER 31, 1996) ARE AS FOLLOWS:
         1 YEAR: +17.9%         5 YEARS: +12.0%         10 YEARS: +11.9%
THE TOTAL RETURN DATA REPRESENTS PAST PERFORMANCE, AND THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             OFFICERS AND DIRECTORS

William B. Frels ........................................ President and Director
George A. Mairs, III .................................... Secretary and Director
Peter G. Robb ...................................... Vice-President and Director
Lisa J. Hartzell ..................................................... Treasurer
Litton E. S. Field .................................................... Director
Donald E. Garretson ................................................... Director
J. Thomas Simonet ..................................................... Director

      INVESTMENT ADVISER                                CUSTODIAN
Mairs and Power, Inc.                 Firstar Trust Company
332 Minnesota Street                  615 East Michigan Street
W-2062 First National Bank            P.O. Box 701
Building                              Milwaukee, Wisconsin 53201-0701
Saint Paul, Minnesota 55101

        TRANSFER AGENT                            INDEPENDENT AUDITORS
Mairs and Power, Inc.                 Ernst & Young, LLP
332 Minnesota Street                  1400 Pillsbury Center
W-2062 First National Bank            200 South Sixth Street
Building                              Minneapolis, Minnesota 55402
Saint Paul, Minnesota 55101

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